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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 4, 2000


                               UNITY BANCORP, INC.
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             (Exact name of registrant as specified in its charter)


          DELAWARE                        1-12431                 22-3282551
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(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)


 64 OLD HIGHWAY 22, CLINTON, NEW JERSEY                                  08809
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(Address of principal executive offices)                              (Zip Code)


        Registrant's telephone number, including area code (908) 730-7630

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Item 5.  Other.

         The Registrant issued a press release on May 4, 2000 announcing the Registrant's first quarter 2000 results.

Item 7.  Exhibits.

         The following exhibit is filed with this Current Report on Form 8-K.

         Exhibit No.                        Description
         -----------                        -----------
              99                            Press Release dated May 4, 2000




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Unity Bancorp, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         UNITY BANCORP, INC.
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                                            (Registrant)

Dated: May 12, 2000                 By: /s/ KEVIN KILLIAN
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                                        KEVIN KILLIAN, Chief Financial Officer




                                  EXHIBIT INDEX

                                     CURRENT REPORT ON FORM 8-K

Exhibit No.       Description                                          Page No.
-----------       -----------                                          --------
       99         Press Release dated May 4, 2000                       5 -9